Exhibit 99.2

INDEPENDENT AUDITORS’ REPORT

TO THE SHAREHOLDERS OF S.R.M. ENTERTAINMENT LIMITED

(incorporated in Hong Kong with limited liability)

Opinion

We have audited the financial statements of S.R.M. Entertainment Limited (“the Company”) set out on pages 1 to 30, which comprise the statement of financial position as at 31st December 2019, and the statement of profit or loss and other comprehensive income, statement of changes in equity and statement of cash flows for the year then ended, and notes to the financial statements, including a summary of significant accounting policies.

In our opinion, the financial statements give a true and fair view of the financial position of the Company as at 31st December 2019, and of its financial performance and its cash flows for the year then ended in accordance with Hong Kong Financial Reporting Standards (“HKFRSs”) issued by the Hong Kong Institute of Certified Public Accountants (“HKICPA”) and have been properly prepared in compliance with the Hong Kong Companies Ordinance.

Basis for Opinion

We conducted our audit in accordance with Hong Kong Standards on Auditing (“HKSAs”) issued by the HKICPA and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Company in accordance with the HKICPA’s Code of Ethics for Professional Accountants (“the Code”), and we have fulfilled our other ethical responsibilities in accordance with the Code. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Emphasis of matter

We draw attention to the Company’s statement of financial position on page 2 of the financial statements that the Company has a net current liabilities of $2,845,263 and a net deficit of $2,077,180 at 31st December 2019. As indicated in note 2(a) to the financial statements, the holding company have agreed to provide adequate funds for the Company to meet its liabilities as and when they fall due. On the strength of this assurance, the financial statements have been prepared under the going concern basis and did not include any adjustments that would be necessary if such assurance was not valid. We consider that appropriate disclosures have been made and our opinion is not qualified in this respect.

1

INDEPENDENT AUDITORS’ REPORT (CONT’D)

TO THE SHAREHOLDERS OF S.R.M. ENTERTAINMENT LIMITED

(incorporated in Hong Kong with limited liability)

Other Information

The directors are responsible for the other information. The other information comprises all information included in the directors’ report and the detailed statement of profit or loss but does not include the financial statements conclusion thereon.

Our opinion on the financial statements does not cover the other information and we do not express any form of assurance conclusion thereon.

In connection with our audit of the financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the financial statements or our knowledge obtained in the audit or otherwise appears to be materially misstated. If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact. We have nothing to report in this regard.

Responsibilities of Directors and Those Charged with Governance for the Financial Statements

The directors are responsible for the preparation of the financial statements that give a true and fair view in accordance with HKFRSs issued by the HKICPA and the Hong Kong Companies Ordinance, and for such internal control as the directors determine is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, the directors are responsible for assessing the Company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless the directors either intend to liquidate the Company or to cease operations, or have no realistic alternative but to do so.

Those charged with governance are responsible for overseeing the Company’s financial reporting process.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. This report is made solely to you, as a body, in accordance with section 405 of the Hong Kong Companies Ordinance (Cap. 622), and for no other purpose. We do not assume responsibility towards or accept liability to any other person for the contents of this report.

Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with HKSAs will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

2

INDEPENDENT AUDITORS’ REPORT (CONT’D)

TO THE SHAREHOLDERS OF S.R.M. ENTERTAINMENT LIMITED

(incorporated in Hong Kong with limited liability)

Auditors’ Responsibilities for the Audit of the Financial Statements (Cont’d)

As part of an audit in accordance with HKSAs, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

-	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.

-	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.

-	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by the directors.

-	Conclude on the appropriateness of the directors’ use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company’s ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditors’ report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditors’ report. However, future events or conditions may cause the Company to cease to continue as a going concern.

-	Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

We communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

W. S. Wong & Co.

Certified Public Accountants

Hong Kong, 25th August 2020

3

S.R.M. ENTERTAINMENT LIMITED

STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME

FOR THE YEAR ENDED 31ST DECEMBER 2019

(Expressed in Hong Kong Dollars)

	Note	2019	2018

		$	$

Revenue	5	55,192,889	67,382,508
Cost of sales		(41,695,534)	(47,641,892)

Gross profit		13,497,355	19,740,616
Other revenue	6	7,651	168,847
Selling and distribution expenses		-	(94,087)
Administrative expenses		(10,421,782)	(9,752,080)
Other operating expenses		(17,430,481)	(3,853,945)
Finance cost		(23,388)	-

(Loss) / profit before taxation	7	(14,370,645)	6,209,351
Income tax credit / (expenses)	8	22,646	(913,747)

(Loss) / profit for the year		(14,347,999)	5,295,604
Other comprehensive income		-	-

Total comprehensive income for the year		(14,347,999)	5,295,604
		========	========

Attributable to the owner of the company:
(Loss) / profit for the year		(14,347,999)	5,295,604
		========	========

Total comprehensive income for the year		(14,347,999)	5,295,604
		========	========

The accompanying notes form an integral part of the financial statements.

4

S.R.M. ENTERTAINMENT LIMITED

STATEMENT OF FINANCIAL POSITION

AS AT 31ST DECEMBER 2019

(Expressed in Hong Kong Dollars)

	Note	2019	2018

		$	$

NON-CURRENT ASSETS
Plant and equipment	9	421,451	620,536
Right-of-use assets	10	346,632	-
Intangible asset	11	-	-

		768,083	620,536

CURRENT ASSETS
Stocks	12	212,231	613,008
Accounts receivable, deposits and prepayment	13	6,523,502	19,396,428
Amount due from related parties	14	9,912,856	7,786,666
Income tax receivable		1,048,552	-
Cash and bank balances	15	1,272,482	4,519,252

TOTAL CURRENT ASSETS		18,969,623	32,315,354

CURRENT LIABILITIES
Accounts payable and accruals	16	(11,063,531)	(7,460,173)
Amount due to holding company	17	(10,398,959)	(12,547,866)
Lease liabilities	18	(352,396)	-
Provision for taxation		-	(654,385)

TOTAL CURRENT LIABILITIES		(21,814,886)	(20,662,424)

NET CURRENT (LIABILITIES) / ASSETS		(2,845,263)	11,652,930

NON-CURRENT LIABILITIES
Deferred tax liabilities	19	-	(2,647)

NET (LIABILITIES) / ASSETS		(2,077,180)	12,270,819
		========	========

CAPITAL AND RESERVES
Share capital	20	3,336,002	3,336,002
(Accumulated losses) / retained profits		(5,413,182)	8,934,817

TOTAL EQUITY		(2,077,180)	12,270,819
		========	========

The accompanying notes form an integral part of the financial statements.

5

S.R.M. ENTERTAINMENT LIMITED

STATEMENT OF CHANGES IN EQUITY

FOR THE YEAR ENDED 31ST DECEMBER 2019

(Expressed in Hong Kong Dollars)

		(Accumulated
	Share	losses) /
	capital	retained profits	Total

	$	$	$

Balance at 1st January 2018	3,336,002	3,639,213	6,975,215

Profit for the year	-	5,295,604	5,295,604
Other comprehensive income	-	-	-

Total comprehensive income	-	5,295,604	5,295,604

Balance at 31st December 2018	3,336,002	8,934,817	12,270,819

Loss for the year	-	(14,347,999)	(14,347,999)
Other comprehensive income	-	-	-

Total comprehensive income	-	(14,347,999)	(14,347,999)

Balance at 31st December 2019	3,336,002	(5,413,182)	(2,077,180)
	=======	=========	=========

The accompanying notes form an integral part of the financial statements.

6

S.R.M. ENTERTAINMENT LIMITED

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED 31ST DECEMBER 2019

(Expressed in Hong Kong Dollars)

	Note	2019	2018

		$	$

Cash flows from operating activities
(Loss) / profit before taxation		(14,370,645)	6,209,351
Adjustments for:
Interest income		(7,651)	(6,058)
Amortization of intangible asset		-	36,547
Depreciation on plant and equipment		177,046	263,744
Depreciation on right-of-use assets		575,656	-
Impairment allowance for credit loss		13,803,932	-
Impairment loss on plant and equipment		22,039	32,844
Interest on lease liabilities		23,388	-

Operating profit before changes in working capital		223,765	6,536,428
Decrease in stocks		400,777	404,684
Increase in accounts receivable, deposits and prepayment		(931,006)	(13,616,791)
Increase in amount due from related parties		(2,126,190)	(709,124)
Increase / (decrease) in accounts payable and accruals		3,603,358	(1,150,858)
(Decrease) / increase in amount due to holding company		(2,148,907)	12,547,866

Net cash (used in) / generated from operation		(978,203)	4,012,205
Profits tax paid		(1,682,938)	(2,000,000)

Net cash (used in) / generated from operating activities		(2,661,141)	2,012,205

Cash flows from investing activities
Payments to acquire plant and equipment		-	(134,400)
Interest received		7,651	6,058

Net cash generated from / (used in) investing activities		7,651	(128,342)

Cash flow from financing activities
Capital element of lease rentals paid	19	(569,892)	-
Interest element of lease rentals paid	19	(23,388)	-

Net cash used in financing activities		(593,280)	-

Net (decrease) / increase in cash and cash equivalents		(3,246,770)	1,883,863
Cash and cash equivalents at the beginning of the year		4,519,252	2,635,389

Cash and cash equivalents at the end of the year		1,272,482	4,519,252
		========	========

Analysis of the balances of cash and cash equivalents
Cash and bank balances		1,272,482	4,519,252
		========	========

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S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

1.	General information

The Company is a private limited company incorporated in Hong Kong. Its holding company is Edison Nation, Inc., a company incorporated in the United States of America. The address of registered office as well as the principal place of business of the company is Unit 1112, 11/F., Peninsula Centre, 67 Mody Road, Tsimshatsui, Kowloon, Hong Kong.

The principal activity of the Company is the trading of toys.

2.	Summary of significant accounting policies

(a)	Statement of compliance and basis of preparation of financial statements

The financial statements have been prepared in accordance with all applicable Hong Kong Financial Reporting Standards (“HKFRSs”), Hong Kong Accounting Standards (“HKASs”) and interpretations (hereinafter collectively referred to as the “HKFRSs”) issued by the Hong Kong Institute of Certified Public Accountants (“HKICPA”), accounting principles generally accepted in Hong Kong and the requirements of the Hong Kong Companies Ordinance.

The Company has adopted all of the new and revised standards and interpretations of HKFRSs, which are relevant to its operations and effective for the current accounting year of the Company. The adoption of new or amended HKFRSs and the impacts on the Company’s financial statements, if any, are disclosed in Note 3.

The financial statements have been prepared on the historical cost basis. The significant accounting policies that have been used in the preparation of these financial statements are summarized below. These policies have been consistently applied to all the years presented unless otherwise stated.

The financial statements have been prepared under the going concern basis as the holding company have agreed to provide adequate funds for the Company to meet its liabilities as and when they fall due. The holding company have also agreed that they will not request repayment of the amount due to them totaling $10,398,959 until such time as the Company is in a position to repay.

It should be noted that accounting estimates and assumptions are used in the preparation of the financial statements. Although these estimates are based on management’s best knowledge and judgement of current events and actions, actual results may ultimately differ from those estimates.

8

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

2.	Summary of significant accounting policies (cont’d)

(b)	Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and impairment losses.

Depreciation is provided on the cost of plant and equipment on a diminishing balance basis over their estimated useful lives. The annual rates of depreciation used are as follows:

Furniture and fixtures	20%
Leasehold improvements	20%
Moulds	30%

The gain or loss on the disposal or retirement of an item of plant and equipment is determined as the difference between the sales proceeds and the carrying amount of the asset and is recognized in the profit or loss.

(c)	Right-of-use assets

Right-of-use assets are recognized at the commencement date of the lease. Right-of-use assets are measured at cost, less any aggregate depreciation and impairment losses, and adjusted for any remeasurement of lease liabilities. The cost of right-of-use assets includes the amount of lease liabilities recognized, initial direct costs incurred, and lease payments made at or before the commencement date less any lease incentives received. Unless the Company is reasonably certain to obtain ownership of the leased asset at the end of the lease term, the recognized right-of-use assets are depreciated on a straight line basis over the shorter of the estimated useful life and the lease term.

(d)	Stocks

Stocks are stated at the lower of cost and net realizable value. Cost, which comprises all costs of purchases, is calculated using the first in first out method. Net realizable value is based on estimated selling prices less all costs to be incurred in selling and distribution.

(e)	Impairment of tangible assets

At each accounts closing date, the Company reviews the carrying amount of its tangible assets to determine whether there is any indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss, if any.

Recoverable amount is the higher of fair value less costs to sell and value in use. If the recoverable amount of an asset is estimated to be less than its carrying amount, the carrying amount of the asset is reduced to its recoverable amount and an impairment loss is recognized immediately in the profit or loss.

9

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

2.	Summary of significant accounting policies (cont’d)

(f)	Intangible asset

Computer software is carried at cost less accumulated amortization and impairment losses. Amortization is calculated on a straight-line basis over its estimated useful life of 5 years.

(g)	Related parties

For the purpose of these financial statements, a party is considered to be related to the Company if:

(i)	A person or a close member of that person’s family is related to the Company if that person:

	-	has control or joint control over the Company;

	-	has significant influence over the Company; or

	-	is a member of the key management personnel of the Company or of a parent of the Company.

or

(ii)	An entity is related to the Company if any of the following conditions applies:

	-	the entity and the Company are members of the same group which means that each parent, subsidiary and fellow subsidiary is related to the others ;

	-	one entity is an associate or joint venture of the other entity (or an associate or joint venture of a member of a group of which the other entity is a member);

	-	both entities are joint ventures of the same third party;

	-	one entity is a joint venture of a third entity and the other entity is an associate of the third entity;

	-	the entity is a post-employment benefit plan for the benefit of employees of either the Company or an entity related to the Company;

	-	the entity is controlled or jointly controlled by a person identified in (i); and

	-	a person identified in (i) has significant influence over the entity or is a member of the key management personnel of the entity (or of a parent of the entity).

10

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

2.	Summary of significant accounting policies (cont’d)

(h)	Financial instruments

(i)	Financial assets

A financial asset (unless it is a trade receivable without a significant financing component) is initially measured at fair value plus, for an item not at fair value through profit or loss, transaction costs that are directly attributable to its acquisition or issue. A trade receivable without a significant financing component is initially measured at the transaction price.

All regular way purchases and sales of financial assets are recognized on the trade date, that is, the date that the Company commits to purchase or sell the asset. Regular way purchases or sales are purchases or sales of financial assets that require delivery of assets within the period generally established by regulation or convention in the market place.

Subsequent measurement of assets that are held for collection of contractual cash flows where those cash flows represent solely payments of principal and interest are measured at amortized cost. Financial assets at amortized cost are subsequently measured using the effective interest rate method. Interest income, foreign exchange gains and losses and impairment are recognized in profit or loss. Any gain on derecognition is recognized in profit or loss.

(ii)	Impairment of financial assets

The Company recognizes loss allowance for expected credit loss (“ECL”) on trade receivables and financial assets measured at amortized cost. The Company has elected using HKFRS 9 simplified approach and has calculated ECLs based on lifetime ECLs. The Company has established a provision matrix that is based on the Company’s historical credit loss experience, adjusted for forward-looking factors specific to the debtors and the economic environment.

When determining whether the credit risk of a financial asset has increased significantly since initial recognition and when estimating ECL, the Company considers reasonable and supportable information that is relevant and available without undue cost or effort. This includes both quantitative and qualitative information analysis, based on the Company’s historical experience and informed credit assessment and including forward-looking information. The Company considers a financial asset to be credit-impaired when the borrower is unlikely to pay its credit obligations to the Company in full, without recourse by the Company to actions such as realizing security (if any is held).

11

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

2.	Summary of significant accounting policies (cont’d)

(h)	Financial instruments (cont’d)

(iii)	Financial liabilities

The Company classifies its financial liabilities, depending on the purpose for which the liabilities were incurred. Financial liabilities at amortized costs are initially measured at fair value, net of directly attributable costs incurred.

Trade and other payables are initially measured at fair value and, after initial recognition, at amortized cost, except for payables with no stated interest rate and the effect of discounting being immaterial, which are measured at their original invoice amount.

(iv)	Effective interest method

The effective interest method is a method of calculating the amortized cost of a financial asset or financial liability and of allocating interest income or interest expense over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash receipts or payment through the excepted life of the financial asset or liability, or where appropriate, a shorter period.

(v)	Derecognition

The Company derecognized a financial asset when the contractual rights to the future cash flows in relation to the financial asset expire or when the financial asset has been transferred and the transfer meets the criteria for derecognition in accordance with HKFRS 9.

Financial liabilities are derecognized when the obligation specified in relevant contract is discharged, cancelled or expires.

(vi)	Cash and cash equivalents

Cash and cash equivalents comprise cash on hand, demand deposits and other short-term highly liquid investments that are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in value.

12

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

2.	Summary of significant accounting policies (cont’d)

(i)	Foreign currencies

Items included in the financial statements are measured in Hong Kong dollars as the Company operates in Hong Kong. However, United States dollars is regarded as the Company’s functional currency and is therefore exposed to foreign exchange risk with respect to both Hong Kong and United States dollars.

Foreign currency transactions are translated into Hong Kong dollars using the exchange rates prevailing at the dates of transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year end exchange rates of monetary assets and liabilities determined in foreign currencies are recognized in the profit or loss.

(j)	Taxation

Income tax expense represents the sum of the tax currently payable and deferred tax.

The tax currently payable is based on taxable profit for the year.  Taxable profit differs from net profit as reported in the statement of profit or loss and other comprehensive income because it excludes items of income and expense that are taxable or deductible in other years and it further excludes items in the profit or loss that are never taxable and deductible.

Deferred tax is the tax expected to be payable or recoverable on differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred tax liabilities are generally recognized for all taxable temporary differences, and deferred tax assets are recognized to the extent that it is probable that taxable profit will be available against which deductible temporary differences can be utilized.  Such assets and liabilities are not recognized if the temporary difference arises from the initial recognition of assets and liabilities in a transaction that affects neither the tax profit nor the accounting profit.

Deferred tax is calculated at the tax rates that are expected to apply in the period when the liability is settled or the asset realized. Deferred tax is charged or credited to the profit or loss, except when it relates to items charged or credited directly to equity, in which case the deferred tax is also dealt with in equity.

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S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

2.	Summary of significant accounting policies (cont’d)

(k)	Retirement benefit costs

The contributions payable to the retirement benefit scheme are charged as expenses when employees have rendered services entitling them to the contributions.

(l)	Operating leases (applicable to year 2018 and before)

Rental expenses applicable to operating leases, under which substantially all the rewards and risks of ownership of assets remain with the lessors, are charged to the statement of profit or loss on a straight line basis over the lease term.

(m)	Lease liabilities (applicable as at 1st January 2019 and after)

Lease liabilities are recognized at the commencement date of the lease at the present value of lease payments to be made over the lease term. The lease payments include fixed payments (including in-substance fixed payments) less any lease incentives receivable, variable lease payments that depend on an index or a rate, and amounts expected to be paid under residual value guarantees. The lease payments also include the payments of penalties for termination of a lease, if the lease term reflects the company exercising the option to terminate. The variable lease payments that do not depend on an index or a rate are recognized as an expense in the period in which the event or condition that triggers the payment occurs.

In calculating the present value of lease payments, the company uses the incremental borrowing rate at the lease commencement date if the interest rate implicit in the lease is not readily determinable. After the commencement date, the amount of lease liabilities is increased to reflect the accretion of interest and reduced for the lease payments made. In addition, the carrying amount of lease liabilities is remeasured if there is a modification, a change in future lease payments arising from change in an index or rate, a change in the lease term, a change in the in-substance fixed lease payments or a change in assessment to purchase the underlying asset.

(n)	Lease of low value assets and short-term lease (applicable as at 1st January 2019 and after)

Lease payments associated with leases of low value assets and short-term lease (leases that at the commencement date, have a lease term of 12 months or less) are recognized as expenses on straight line basis over the lease term.

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S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

2.	Summary of significant accounting policies (cont’d)

(o)	Revenue recognition

The Company recognizes revenue from contracts with customers when the Company satisfies a performance obligation by transferring a promised good or service to a customer. An asset is transferred when the customer obtains control of that asset. When a performance obligation is satisfied, the Company recognizes as revenue the amount of the transaction price that is allocated to that performance obligation. Further details of the Company’s revenue and other income recognition policies are as follows:

(i)	Sales of goods

Revenue from the sales of good is recognized when the customer takes possession of and accepts the products. If the products are a partial fulfilment of a contract covering other goods and/or services, then the amount of revenue recognized is an appropriate proportion of the total transaction price under the contract, allocated between all the goods and services promised under the contract on a relative stand-alone selling price basis.

(ii)	Handling service fee

Handling service fee is recognized when the service was rendered.

(iii)	Interest income

Interest income is recognized on time basis.

3.	Adoption of new and revised HKFRSs

The Company has adopted the following relevant revised HKFRSs for the first time for the current year financial statements:

HKFRS 16	Leases
HK(IFRIC) - Int 23	Uncertainty over Income Tax Treatments

The nature and impact of the new HKFRSs are described below.

15

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

3.	Adoption of new and revised HKFRSs (cont’d)

(a)	Adoption of HKFRS 16

HKFRS 16 replaces HKAS 17 Leases, HK(IFRIC) - Int 4 Determining whether an Arrangement contains a Lease, HK(SIC) - Int 15 Operating Leases - Incentives and HK(SIC) - Int 27 Evaluating the Substance of Transactions Involving the Legal Form of a Lease. The standard sets out the principles for the recognition, measurement, presentation and disclosure of leases and requires lessees to account for all leases under a single accounting model. Lessor accounting under HKFRS 16 is substantially unchanged from HKAS 17. Lessors will continue to classify leases as either operating or finance leases using similar principles as in HKAS 17. Therefore, HKFRS 16 did not have any financial impact on leases where the Company is the lessor.

The Company adopted HKFRS 16 using the modified retrospective method of adoption with the date of initial application of 1st January 2019. Under this method, the standard is applied retrospectively with the adjustments arising from the initial adoption recognized in the opening balances of retained profits and the statement of financial position as at 1st January 2019. The comparative information for 2018 was not restated and continues to be reported under HKAS 17.

New definition of a lease

Under HKFRS 16, a contract is, or contains a lease if the contract conveys a right to control the use of an identified asset for a period of time in exchange for consideration. Control is conveyed where the customer has both the right to obtain substantially all of the economic benefits from use of the identified asset and the right to direct the use of the identified asset. The Company elected to use the transition practical expedient allowing the standard to be applied only to contracts that were previously identified as leases applying HKAS 17 and HK(IFRIC) - Int 4 at the date of initial application. Contracts that were not identified as leases under HKAS 17 and HK(IFRIC) - Int 4 were not reassessed. Therefore, the definition of a lease under HKFRS 16 has been applied only to contracts entered into or changed on or after 1st January 2019.

At inception or on reassessment of a contract that contains a lease component, the Company allocates the consideration in the contract to each lease and non-lease component on the basis of their stand-alone prices. A practical expedient is available to a lessee, which the Company has adopted, not to separate non-lease components and to account for the lease and the associated non-lease components as a single lease component.

16

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

3.	Adoption of new and revised HKFRSs (cont’d)

(a)	Adoption of HKFRS 16 (cont’d)

As a lessee - Leases previously classified as operating leases

Nature of the effect of adoption of HKFRS 16

The Company has lease contracts for properties, plant and equipment. As a lessee, the Company previously classified leases as either finance leases or operating leases based on the assessment of whether the lease transferred substantially all the rewards and risks of ownership of assets to the Company. Under HKFRS 16, the Company applies a single approach to recognize and measure right-of-use assets and lease liabilities for all leases, except for two elective exemptions for leases of low value assets (elected on a lease by lease basis) and short-term leases (elected by class of underlying asset). The Company has elected not to recognize right-of-use assets and lease liabilities for leases that at the commencement date, have a lease term of 12 months or less. Instead, the Company recognizes the lease payments associated with those leases as an expense on a straight line basis over the lease term.

Impacts on transition

Lease liabilities at 1st January 2019 were recognized based on the present value of the remaining lease payments, discounted using the incremental borrowing rate of 4% at 1st January 2019 and separately disclosed in the statement of financial position.

The right-of-use assets were measured at the amount of the lease liabilities, adjusted by the amount of any prepaid or accrued lease payments relating to the lease recognized in the statement of financial position immediately before 1st January 2019. All these assets were assessed for any impairment based on HKAS 36 on that date. The Company elected to present the right-of-use assets separately in the statement of financial position.

The impacts arising from the adoption of HKFRS 16 as at 1st January 2019 are as follows:

$

Assets
Increase in right-of-use assets (Note 10)	922,288

Increase in total assets	922,288
======

Liabilities
Increase in lease liabilities	922,288

Increase in total liabilities	922,288
======

17

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

3.	Adoption of new and revised HKFRSs (cont’d)

(a)	Adoption of HKFRS 16 (cont’d)

Impacts on transition (cont’d)

The lease liabilities as at 1st January 2019 reconciled to the operating lease commitments as at 31st December 2018 are as follows:

$

Operating lease commitments as at 31st December 2018	950,524
Less : Total future interest expenses	28,236

Lease liabilities as at 1st January 2019	922,288
======

(b)	HK(IFRIC)-Int 23 addresses the accounting for income taxes (current and deferred) when tax treatments involve uncertainty that affects the application of HKAS 12 (often referred to as “uncertain tax positions”). The interpretation does not apply to taxes or levies outside the scope of HKAS 12, nor does it specifically include requirements relating to interest and penalties associated with uncertain tax treatments. The interpretation specifically addresses (i) whether an entity considers uncertain tax treatments separately; (ii) the assumptions an entity makes about the examination of tax treatments by taxation authorities; (iii) how an entity determines taxable profits or tax losses, tax bases, unused tax losses, unused tax credits and tax rates; and (iv) how an entity considers changes in facts and circumstances. The interpretation did not have any significant impact on the Company’s financial performance and financial position.

4.	Critical accounting estimates and judgments

Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

The Company makes estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal the related actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are discussed below.

18

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

4.	Critical accounting estimates and judgments (cont’d)

(a)	Net realizable value of stocks

Net realizable value of stocks is the estimated selling price in the ordinary course of business, less estimated costs of completion and selling expenses. These estimates are based on the current market condition and the historical experience of selling products of similar nature. Management will reassess the estimations at each accounts closing date.

(b)	Impairment and useful lives of plant and equipment

The Company follows the guidance of HKAS 36 “Impairment of Assets” to determine when plant and equipment is impaired. This determination requires significant judgment. In making this judgment, the Company evaluates, internal and external source information, including but not limited to whether:

(i)	during the period, an asset’s market value has declined significantly more than would be expected as a result of the passage of time or normal use;

(ii)	significant changes with an adverse effect on the entity have taken place during the period, or will take place in the near future, in the technological, market, economic or legal environment in which the entity operates or in the market to which an asset is dedicated;

(iii)	evidence is available of obsolescence or physical damage of an asset; and

(iv)	evidence is available from internal reporting which indicates that the economic performance of an asset is, or will be, worse than expected.

Management estimates useful lives of plant and equipment by reference to the Company’s assets management policy, the industry practice, and technical or commercial obsolescence arising from changes or improvements in the market. The depreciation expense will be significantly affected by the useful lives of plant and equipment as estimated by management.

5.	Revenue

	2019	2018

	$	$

Revenue comprises:
Net invoiced value of goods sold	55,192,889	65,314,111
Handling service fee	-	2,068,397

	55,192,889	67,382,508
	========	========

19

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

6.	Other revenue

	2019	2018

	$	$

Exchange gain	-	162,789
Interest income	7,651	6,058

	7,651	168,847
	====	======

7.	(Loss) / profit before taxation

	2019	2018

	$	$

(Loss) / profit before taxation has been arrived at after charging:
Auditors’ remuneration
- audit services	104,000	104,000
- other services	36,250	39,900
Amortization of intangible asset	-	36,547
Cost of inventories (Note 12)	37,838,105	43,930,756
Depreciation	177,046	263,744
Depreciation on right-of-use assets	575,656	-
Directors’ remuneration
Fee	-	-
Other emoluments	-	-
Impairment allowance for credit loss	13,803,932	-
Impairment loss on plant and equipment	22,039	32,844
Interest on lease liabilities	23,388	-
Operating lease rentals in respect of land and buildings	-	615,208
Staff costs	2,218,241	2,258,384
	========	========

and after crediting:
Exchange gain	4,975	162,789
	========	========

The Company operates defined contribution retirement benefit scheme (“the scheme”) for all staff in Hong Kong. The assets of the scheme are held under funds managed by independent trustee. The Company’s contribution to the scheme (included in staff costs) amounted to $90,531 (2018 - $89,850).

20

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

8.	Income tax (credit) / expenses

	2019	2018

	$	$

The charge / (credit) to the statement of profit or loss comprises:
Current tax expense
Hong Kong profits tax	-	931,746
Tax remission in previous years	(19,999)	-
Deferred tax (Note 19)	(2,647)	(17,999)

	(22,646)	913,747
	=====	======

No provision for Hong Kong profits tax has been made as the Company has no assessable profit for the year (2018 - 16.5%).

The income tax (credit) / expenses can be reconciled to the (loss) / profit in the statement of profit or loss as follows:

	2019	2018

	$	$

(Loss) / profit before taxation	(14,370,645)	6,209,351
	========	=======

Tax effect on profit charged at reduced tax rate of
8.25% (2018 - 8.25%)	-	165,000
Tax (credit) / expenses at the domestic income tax rate of
16.5% (2018 -16.5%)	(2,371,156)	694,542
Tax effect of revenue that are exempted from tax	(1,262)	(14,574)
Tax effect of expenses that are not deductible in
determining taxable profits	2,312,806	38,154
Tax effect of excess of depreciation over
depreciation allowances	29,102	48,624
Tax effect due to accelerated depreciation allowance	(2,647)	(17,999)
Tax remission in previous years	(19,999)	-
Tax benefit deferred due to unrecognized tax loss for the year	30,510	-

Income tax (credit) / expenses	(22,646)	913,747
	========	=======

As at the accounts closing date, the Company had unrecognized tax loss of $184,911 (2018 - Nil) available for offsetting against future taxable profits. No deferred tax asset had been recognized due to the unpredictability of future profit streams. The above unrecognized tax losses can be carried forward indefinitely.

21

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

9.	Plant and equipment

	Furniture	Leasehold
	and fixtures	improvements	Moulds	Total

	$	$	$	$

Year ended 31st December 2018

Costs
At 1/1/2018	207,819	95,000	35,329,069	35,631,888
Additions	-	-	134,400	134,400

At 31/12/2018	207,819	95,000	35,463,469	35,766,288

Aggregate depreciation and
impairment
At 1/1/2018	154,687	34,200	34,660,277	34,849,164
Charge for the year	10,627	12,160	240,957	263,744
Impairment for the year	-	-	32,844	32,844

At 31/12/2018	165,314	46,360	34,934,078	35,145,752

Net book value
At 31/12/2018	42,505	48,640	529,391	620,536
	======	=====	========	========

Year ended 31st December 2019

Costs
At 1/1/2019 and 31/12/2019	207,819	95,000	35,463,469	35,766,288

Aggregate depreciation and
impairment
At 1/1/2019	165,314	46,360	34,934,078	35,145,752
Charge for the year	8,501	9,728	158,817	177,046
Impairment for the year	-	-	22,039	22,039

At 31/12/2019	173,815	56,088	35,114,934	35,344,837

Net book value
At 31/12/2019	34,004	38,912	348,535	421,451
	======	=====	========	========

22

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

10.	Right-of-use assets

	2019	2018

	$	$

Lease of properties
Cost
At 1st January and 31st December (Note 3(a))	922,288	-

Aggregate depreciation
At 1st January	-	-
Charge for the year	575,656	-

At 31st December	575,656	-

Net book value
At 31st December	346,632	-
	======	======

11.	Intangible asset

	2019	2018

	$	$

Computer software
Cost
At 1st January and 31st December	182,732	182,732

Aggregate amortization
At 1st January	182,732	146,185
Charge for the year	-	36,547

At 31st December	182,732	182,732

Net book value
At 31st December	-	-
	======	======

12.	Stocks

	2019	2018

	$	$

Raw materials and parts	212,231	236,580
Goods in transit	-	376,428

	212,231	613,008
	========	========

The amount of stocks recognized as an expense
during the year are as follows:
Carrying amount of stocks sold	37,838,105	43,930,756
Obsolete stocks written off in profit or loss	-	37,159

	37,838,105	43,967,915
	========	========

23

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

13.	Accounts receivable, deposits and prepayment

	2019	2018

	$	$

Trade and other receivables
- Fellow subsidiaries	14,476,645	13,699,133
- Holding company	803,958	-
- Third parties	4,160,559	5,373,406

	19,441,162	19,072,539
Bills receivable	643,840	103,354
Deposits and prepayment	333,818	311,921

	20,418,820	19,487,814

Impairment allowance for credit loss
At 1st January	(91,386)	(91,386)
Impairment loss made during the year	(13,803,932)	-

At 31st December	(13,895,318)	(91,386)

	6,523,502	19,396,428
	========	========

Trade receivables and bills receivable are arising from the Company’s ordinary course of business.

Included in the trade and other receivables from fellow subsidiaries of $14,476,645, an amount of $13,689,208 was due from Cloud B Inc. As a result of the foreclosure action taken by another fellow subsidiary that holds a senior secured promissory note issued by Cloud B Inc. during the year, all the assets of Cloud B Inc. were used to partially satisfy the outstanding balance on the note. Thereby making any payment from Cloud B Inc. on the receivable in future unlikely. Given the circumstances, an impairment allowance on the amount due from Cloud B Inc. was fully provided during the year.

The expected credit losses at 31st December 2019 was $13,895,318 (2018 - $91,386) of which impairment allowance was fully accounted for. The directors consider their carrying amount approximates their fair value.

24

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

14.	Amount due from related parties

	2019	2018

	$	$

Amount due from related company	7,778,861	7,786,666
Amounts due from fellow subsidiaries	2,133,995	-

	9,912,856	7,786,666
	=======	=======

Notes

(a)	Details of loan required to be disclosed pursuant to Companies (Disclosure of Information about Benefits of Directors) Regulation Chapter 622G are as follows:

Maximum
amount
Name of	Connected	Position	Balance at	Balance at	outstanding
borrower	person	held	1/1/2019	31/12/2019	during the year

			$	$	$

SRM	Christopher	Director	7,786,666	7,778,861	7,786,666
Entertainment	Bruce
Group LLC	Ferguson

The above loan is interest free, unsecured and has no fixed terms of repayment.

(b)	Amounts due from fellow subsidiaries are interest free, unsecured and have no fixed terms of repayment.

(c)	The directors consider the carrying amount approximates its fair value.

15.	Cash and bank balances

Cash and bank balances comprise cash held by the Company and short-term bank deposits with an original maturity of three months or less. The directors consider their carrying amount approximates their fair value.

25

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

16.	Accounts payable and accruals

Accounts payable and accruals principally comprise amounts outstanding for trade purchases and ongoing costs. The directors consider their carrying amount approximates their fair value.

17.	Amount due to holding company

Amount due to holding company is interest free, unsecured and has no fixed terms of repayment. The directors consider their carrying amount approximates their fair value.

18.	Lease liabilities

	2019	2018

	$	$

Payable within one year	352,396	-
Payable in the second to fifth years inclusive	-	-
Payable over five years	-	-

	352,396	-
	======	======

As at the accounts closing date, the company had lease liabilities as follows:

	Present	Interest	Total
	value of	expenses	future
	minimum	relating to	minimum
	lease	future	lease
	payments	periods	payments

	$	$	$

Payable within one year	352,396	4,848	357,244
Payable in the second to fifth years inclusive	-	-	-
Payable over five years	-	-	-

	352,396	4,848	357,244
	======	====	======

26

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

18.	Lease liabilities (cont’d)

Reconciliation of cash flows from financing activities in the consolidated statement of cash flows as follows:

	2019	2018

	$	$

Non-cash changes:
Adoption of HKFRS 16 (Note 3a)	922,288	-
Changes from cash flows:
Repayment of lease liabilities	(569,892)	-

Balance carried forward	352,396	-
	======	======

Disclosure of summarized information regarding leases are as follows:

	2019	2018

	$	$

Depreciation on right-of-use assets	575,656	-
Interest on lease liabilities	23,388	-
Total cash outflow for lease:
- principal portion of lease liabilities	569,892	-
- interest portion of lease liabilities	23,388	-
Carrying amount of right-of-use assets (Note 10)	346,632	-
	======	======

19.	Deferred tax liabilities

The followings are the deferred tax liabilities balance recognized and movement thereon during the year:

	2019	2018

	$	$

At 1st January	(2,647)	(20,646)
Deferred tax expense recognized in profit or loss (Note 8)	2,647	17,999

At 31st December	-	(2,647)
	====	=====

Deferred tax liabilities represents the tax effect of temporary difference due to accelerated depreciation allowances.

27

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

20.	Share capital

	2019	2018

	$	$

Issued and fully paid
2 shares issued	3,336,002	3,336,002
	=======	=======

21.	Related party transactions

In addition to the transactions and balances disclosed elsewhere in the financial statements, the Company had the following material related party transactions during the year:

	2019	2018

	$	$

Sales to Edison Nation Inc.	810,329	-
Handling service fee received from the Company’s
fellow subsidiary, Cloud B Inc.	-	2,068,397
Impairment allowance for the receivable due from
Cloud B Inc. (Note 13)	(13,689,208)	-
Management fee paid to Edison Nation Inc.	(10,000,589)	(8,846,931)
	========	=======

The above transactions were determined on the basis as agreed between the parties involved.

22.	Lease commitments

As at the accounts closing date, the Company had total future minimum lease payments under non-cancellable operating leases in respect of land and buildings for the periods as follows:

	2019	2018

	$	$

- within one year	-	593,280
- in the second to fifth years inclusive	-	357,244
- over five years	-	-

	-	950,524
	======	======

28

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

23.	Capital management

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to provide returns for equity holder and to maintain an optimal capital structure to reduce the cost of capital.

In order to maintain or adjust the ratio, the Company may adjust the amount of dividends paid to equity holders, issue new shares, return capital to equity holders, raise new debt financing or sell assets to reduce debt.

The principal forms of capital are share capital and reserves as included in the statement of financial position.

24.	Financial risk management objectives and policies

Details of the financial assets and financial liabilities of the Company are as follows:

	2019	2018

	$	$
Financial assets
Loans and receivables
Trade and other receivables	5,545,844	18,981,153
Bills receivable	643,840	103,354
Amount due from related parties	9,912,856	7,786,666
Income tax receivable	1,048,552	-
Cash and bank balances	1,272,482	4,519,252

Total financial assets	18,423,574	31,390,425

Financial liabilities
Financial liabilities at amortized costs
Accounts payable and accruals	(11,063,531)	(7,460,173)
Amount due to holding company	(10,398,959)	(12,547,866)
Provision for taxation	-	(654,385)

Total financial liabilities	(21,462,490)	(20,662,424)

Net financial (liabilities) / assets	(3,038,916)	10,728,001
	========	========

The Company’s activities expose it to a variety of risks: market risk (including foreign exchange risk and interest rate risk), liquidity risk and credit risk. The Company’s overall risk management programme focuses on the unpredictability of financial markets and seeks to minimize potential adverse effect on the Company’s performance.

29

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

24.	Financial risk management objectives and policies (cont’d)

(a)	Market risk

Market risk is the risk of loss arising from movements in observable market variables, such as foreign exchange rates and interest rates.

(i)	Foreign exchange risk

Foreign exchange risk is the risk that the value of an asset or liability denominated in foreign currency will fluctuate because of changes in foreign exchange rates. The Company is exposed to foreign exchange risk as the Company has financial assets and financial liabilities denominated in foreign currencies. In order to reduce the foreign exchange risk, the management reviews and monitors the exchange rate movements and takes appropriate measures when it is required.

Details of significant financial assets and financial liabilities of the Company that are denominated in foreign currencies and the total net open position of foreign exchange risk as at 31st December in Hong Kong dollars equivalents were as follows:

	Foreign
Summary quantitative data	currencies	2019	2018

		$	$

Financial assets / (liabilities)
Trade and other receivables	GBP	360,345	258,248
	USD	5,159,268	18,788,060
Bills receivable	USD	643,840	103,354
Amounts due from fellow subsidiaries	USD	2,133,995	-
Amount due from related company	USD	7,778,861	7,786,666
Bank balances	USD	1,155,193	4,093,752
Accounts payable and accruals	USD	(10,122,572)	(6,530,767)
	RMB	(70,202)	(56,503)
Amount due to holding company	USD	(10,398,959)	(12,547,866)

		(3,360,231)	11,894,944
		========	========

Total net open position	USD	(3,650,374)	11,693,199
	GBP	360,345	258,248
	RMB	(70,202)	(56,503)

		(3,360,231)	11,894,944
		========	========

30

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

24.	Financial risk management objectives and policies (cont’d)

(a)	Market risk (cont’d)

(i)	Foreign exchange risk (cont’d)

As Hong Kong dollars are pegged with United States dollars and the financial assets denominated in Reminbi is immaterial, the management considers that the foreign exchange risk on United States dollars and Reminbi are insignificant.

The following table indicates the approximate change in the Company’s profit after tax and retained profits in response to reasonably possible changes in the foreign exchange rates to which the Company has significant exposure at the accounts closing date.

	2019		2018

	Increase /	Effect on	Increase /	Effect on
	(decrease)	profit after	(decrease)	profit after
	in foreign	tax and	in foreign	tax and
	exchange	retained	exchange	retained
	rate	profits	rate	profits

		$		$

GBP	5%	18,017	5%	10,782
	(5%)	(18,017)	(5%)	(10,782)
	===	=====	===	=====

The sensitivity analysis above has been determined assuming that the change in foreign exchange rates has occurred at the accounts closing date and had been applied to the Company’s exposure to foreign exchange risk for financial instruments in existence at that date, and that all other variables, in particular interest rates, remain constant. The stated changes represent management’s assessment of reasonably possible changes in foreign exchange rates over the period until the next annual accounts closing date.

(ii)	Interest rate risk

Interest rate risk is the risk that the fair value of the Company’s financial instruments will fluctuate because of change in market interest rates.

31

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

24.	Financial risk management objectives and policies (cont’d)

(a)	Market risk (cont’d)

(ii)	Interest rate risk (cont’d)

The Company is exposed to cash flow interest rate risk mainly through the change in interest rates relates to the Company’s interest bearing bank deposits. The Company receives interest income principally from interest bearing bank deposits with aggregate amount of $1,173,103 as at 31st December 2019 (2018 - $4,184,728). At 31st December 2019, with all other variables held constant, if the interest rate on bank deposits had increased / decreased by 50 basis points (2018 - 50 basis points), the corresponding increase / decrease in interest income would have resulted in a decrease / increase in the Company’s profit after taxation by $5,866 (2018 - $20,924).

(b)	Liquidity risk

Liquidity risk is the risk that funds will not be available to meet liabilities as they fall due, and it results from amount and maturity mismatches of assets and liabilities.

The Company’s main risk is liquidity risk. As the holding company have agreed to provide adequate funds for the Company to meets its liabilities as and when they fall due, the directors are of the opinion that the Company’s liquidity risk is not significant.

The financial liabilities of the Company included in current liabilities are due for repayment within one year after the statement of financial position.

(c)	Credit risk

The Company is exposed to credit risk, which is the risk that a counterparty will be unable to pay amounts in full when due. The management reviews the recoverable amount of each individual financial asset at each accounts closing date to ensure that adequate impairment losses are made for irrecoverable amounts.

The Company’s trading terms with its third party customers are mainly on credit. The credit period is generally 30 - 60 days. Each third party customer has a maximum credit limit. The Company seeks to maintain strict control over its outstanding receivables and has a credit control department to minimize credit risk. Overdue balances are reviewed regularly by senior management.

32

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

24.	Financial risk management objectives and policies (cont’d)

(c)	Credit risk

As at the accounts closing date, the aging analysis of third party trade receivables that were past due but not impaired is as follows:

	2019	2018

	$	$

within one year	89,090	1,801,885
over one year	-	-

	89,090	1,801,885
	=====	=======

Third party trade receivables that were past due but not impaired related to customers that have good payment record.

25.	Hong Kong Financial Reporting Standards issued but not yet effective for the year

The directors are of the opinion that new and revised Hong Kong Financial Reporting Standards that have been issued but not yet effective for the year will not have a material impact on the financial statements.

26.	Events after the Reporting Period

After the COVID-19 outbreak in early 2020, a series of precautionary and control measures have been and continued to be implemented across the globe. The Company is paying close attention to the development of, and the disruption to business and economic activities caused by, the COVID-19 outbreak and evaluate its impact on the financial position, cash flows and operating results of the Company. Given the dynamic nature of the COVID-19 outbreak, it is not practicable to provide a reasonable estimate of its impact on the Company’s financial position, cash flows and operating results at the date on which these financial statements are authorized for issue.

27.	Approval of financial statements

The financial statements were approved by the board of directors and authorized for issue on 25th August 2020.

33

INDEPENDENT AUDITORS’ REPORT

TO THE SHAREHOLDERS OF S.R.M. ENTERTAINMENT LIMITED

(incorporated in Hong Kong with limited liability)

Opinion

We have audited the financial statements of S.R.M. Entertainment Limited (“the Company”) set out on pages 1 to 26, which comprise the statement of financial position as at 31st December 2018, and the statement of profit or loss and other comprehensive income, statement of changes in equity and statement of cash flows for the year then ended, and notes to the financial statements, including a summary of significant accounting policies.

In our opinion, the financial statements give a true and fair view of the financial position of the Company as at 31st December 2018, and of its financial performance and its cash flows for the year then ended in accordance with Hong Kong Financial Reporting Standards (“HKFRSs”) issued by the Hong Kong Institute of Certified Public Accountants (“HKICPA”) and have been properly prepared in compliance with the Hong Kong Companies Ordinance.

Basis for Opinion

We conducted our audit in accordance with Hong Kong Standards on Auditing (“HKSAs”) issued by the HKICPA and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Company in accordance with the HKICPA’s Code of Ethics for Professional Accountants (“the Code”), and we have fulfilled our other ethical responsibilities in accordance with the Code. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Other Information

The directors are responsible for the other information. The other information comprises all information included in the directors’ report and the detailed statement of profit or loss but does not include the financial statements conclusion thereon.

Our opinion on the financial statements does not cover the other information and we do not express any form of assurance conclusion thereon.

In connection with our audit of the financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the financial statements or our knowledge obtained in the audit or otherwise appears to be materially misstated. If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact. We have nothing to report in this regard.

1

INDEPENDENT AUDITORS’ REPORT (CONT’D)

TO THE SHAREHOLDERS OF S.R.M. ENTERTAINMENT LIMITED

(incorporated in Hong Kong with limited liability)

Responsibilities of Directors and Those Charged with Governance for the Financial Statements

The directors are responsible for the preparation of the financial statements that give a true and fair view in accordance with HKFRSs issued by the HKICPA and the Hong Kong Companies Ordinance, and for such internal control as the directors determine is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, the directors are responsible for assessing the Company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless the directors either intend to liquidate the Company or to cease operations, or have no realistic alternative but to do so.

Those charged with governance are responsible for overseeing the Company’s financial reporting process.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. This report is made solely to you, as a body, in accordance with section 405 of the Hong Kong Companies Ordinance (Cap. 622), and for no other purpose. We do not assume responsibility towards or accept liability to any other person for the contents of this report.

Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with HKSAs will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with HKSAs, we exercise professional judgment and maintain professional skepticism throughout the audit. We also :

-	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.

-	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.

-	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by the directors.

2

INDEPENDENT AUDITORS’ REPORT (CONT’D)

TO THE SHAREHOLDERS OF S.R.M. ENTERTAINMENT LIMITED

(incorporated in Hong Kong with limited liability)

Auditors’ Responsibilities for the Audit of the Financial Statements (Cont’d)

-	Conclude on the appropriateness of the directors’ use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company’s ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditors’ report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditors’ report. However, future events or conditions may cause the Company to cease to continue as a going concern.

-	Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

We communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

W. S. Wong & Co.

Certified Public Accountants

Hong Kong, 26th April 2019

3

S.R.M. ENTERTAINMENT LIMITED

STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME

FOR THE YEAR ENDED 31ST DECEMBER 2018

(Expressed in Hong Kong Dollars)

	Note	2018	2017

		$	$

Revenue	5	67,382,508	72,989,687
Cost of sales		(47,641,892)	(54,132,465)

Gross profit		19,740,616	18,857,222
Other revenue	6	168,847	27,659
Selling and distribution expenses		(94,087)	(18,808)
Administrative and other operating expenses		(13,606,025)	(6,341,434)

Profit before taxation	7	6,209,351	12,524,639
Income tax expenses	8	(913,747)	(2,070,803)

Profit for the year		5,295,604	10,453,836
Other comprehensive income		-	-

Total comprehensive income for the year		5,295,604	10,453,836
		========	========

Attributable to the owner of the company:
Profit for the year		5,295,604	10,453,836
		========	========

Total comprehensive income for the year		5,295,604	10,453,836
		========	========

The accompanying notes form an integral part of the financial statements.

4

S.R.M. ENTERTAINMENT LIMITED

STATEMENT OF FINANCIAL POSITION

AS AT 31ST DECEMBER 2018

(Expressed in Hong Kong Dollars)

	Note	2018	2017

		$	$
NON-CURRENT ASSETS
Plant and equipment	10	620,536	782,724
Intangible asset	11	-	36,547

		620,536	819,271

CURRENT ASSETS
Stocks	12	613,008	1,017,692
Accounts receivable, deposits and prepayment	13	19,396,428	5,779,637
Amount due from related parties	14	7,786,666	7,077,542
Cash and bank balances	15	4,519,252	2,635,389

TOTAL CURRENT ASSETS		32,315,354	16,510,260

CURRENT LIABILITIES
Accounts payable and accruals	16	(7,460,173)	(8,611,031)
Amount due to holding company	17	(12,547,866)	-
Provision for taxation		(654,385)	(1,722,639)

TOTAL CURRENT LIABILITIES		(20,662,424)	(10,333,670)

NET CURRENT ASSETS		11,652,930	6,176,590

NON-CURRENT LIABILITIES
Deferred tax liabilities	18	(2,647)	(20,646)

NET ASSETS		12,270,819	6,975,215
		========	========

CAPITAL AND RESERVES
Share capital	19	3,336,002	3,336,002
Retained profits		8,934,817	3,639,213

TOTAL EQUITY		12,270,819	6,975,215
		========	========

The accompanying notes form an integral part of the financial statements.

5

S.R.M. ENTERTAINMENT LIMITED

STATEMENT OF CHANGES IN EQUITY

FOR THE YEAR ENDED 31ST DECEMBER 2018

(Expressed in Hong Kong Dollars)

		Share	Retained
	Note	capital	profits	Total

		$	$	$

Balance at 1st January 2017		3,336,002	2,534,851	5,870,853

Profit for the year		-	10,453,836	10,453,836
Other comprehensive income		-	-	-

Total comprehensive income		-	10,453,836	10,453,836

Dividend paid	9	-	(9,349,474)	(9,349,474)

Balance at 31st December 2017		3,336,002	3,639,213	6,975,215

Profit for the year		-	5,295,604	5,295,604
Other comprehensive income		-	-	-

Total comprehensive income		-	5,295,604	5,295,604

Balance at 31st December 2018		3,336,002	8,934,817	12,270,819
		=======	========	========

The accompanying notes form an integral part of the financial statements.

6

S.R.M. ENTERTAINMENT LIMITED

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED 31ST DECEMBER 2018

(Expressed in Hong Kong Dollars)

	2018	2017

	$	$

Cash flows from operating activities
Profit before taxation	6,209,351	12,524,639
Adjustments for:
Interest income	(6,058)	(46)
Amortization of intangible asset	36,547	36,547
Depreciation on plant and equipment	263,744	332,180
Impairment loss on plant and equipment	32,844	39,834

Operating profit before changes in working capital	6,536,428	12,933,154
Decrease / (increase) in stocks	404,684	(600,739)
(Increase) / decrease in accounts receivable,
deposits and prepayment	(13,616,791)	1,045,655
Increase in amount due from related parties	(709,124)	(7,077,542)
(Decrease) / increase in accounts payable and accruals	(1,150,858)	1,641,778
Increase / (decrease) in amount due to holding company	12,547,866	(1,028,781)

Net cash generated from operation	4,012,205	6,913,525
Profits tax paid	(2,000,000)	(500,890)

Net cash generated from operating activities	2,012,205	6,412,635

Cash flows from investing activities
Payments to acquire plant and equipment	(134,400)	-
Interest received	6,058	46

Net cash (used in) / generated from investing activities	(128,342)	46
Cash flow from financing activities
Dividend paid (Note 9)	-	(9,349,474)

Net cash used in financing activities	-	(9,349,474)

Net increase / (decrease) in cash and cash equivalents	1,883,863	(2,936,793)
Cash and cash equivalents at the beginning of the year	2,635,389	5,572,182

Cash and cash equivalents at the end of the year	4,519,252	2,635,389
	========	========
Analysis of the balances of cash and cash equivalents
Cash and bank balances	4,519,252	2,635,389
	========	========

7

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

1.	General information

The Company is a private limited company incorporated in Hong Kong. Its holding company is Edison Nation, Inc., a company incorporated in the United States of America. The address of registered office as well as the principal place of business of the company is Unit 1112, 11/F., Peninsula Centre, 67 Mody Road, Tsimshatsui, Kowloon, Hong Kong.

The principal activity of the Company is the trading of toys.

2.	Summary of significant accounting policies

(a)	Statement of compliance and basis of preparation of financial statements

The financial statements have been prepared in accordance with all applicable Hong Kong Financial Reporting Standards (“HKFRSs”), Hong Kong Accounting Standards (“HKASs”) and interpretations (hereinafter collectively referred to as the “HKFRSs”) issued by the Hong Kong Institute of Certified Public Accountants (“HKICPA”), accounting principles generally accepted in Hong Kong and the requirements of the Hong Kong Companies Ordinance.

The Company has adopted all of the new and revised standards and interpretations of HKFRSs, which are relevant to its operations and effective for the current accounting year of the Company. The adoption of new or amended HKFRSs and the impacts on the Company’s financial statements, if any, are disclosed in Note 3.

The financial statements have been prepared on the historical cost basis. The significant accounting policies that have been used in the preparation of these financial statements are summarized below. These policies have been consistently applied to all the years presented unless otherwise stated.

It should be noted that accounting estimates and assumptions are used in the preparation of the financial statements. Although these estimates are based on management’s best knowledge and judgement of current events and actions, actual results may ultimately differ from those estimates.

8

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

2.	Summary of significant accounting policies (cont’d)

(b)	Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and impairment losses.

Depreciation is provided on the cost of plant and equipment on a diminishing balance basis over their estimated useful lives. The annual rates of depreciation used are as follows :

Furniture and fixtures	20%
Leasehold improvements	20%
Moulds	30%

The gain or loss on the disposal or retirement of an item of plant and equipment is determined as the difference between the sales proceeds and the carrying amount of the asset and is recognized in the profit or loss.

(c)	Intangible asset

Computer software is carried at cost less accumulated amortization and impairment losses. Amortization is calculated on a straight-line basis over its estimated useful life of 5 years.

(d)	Stocks

Stocks are stated at the lower of cost and net realizable value. Cost, which comprises all costs of purchases, is calculated using the first in first out method. Net realizable value is based on estimated selling prices less all costs to be incurred in selling and distribution.

(e)	Impairment of tangible assets

At each accounts closing date, the Company reviews the carrying amount of its tangible assets to determine whether there is any indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss, if any.

Recoverable amount is the higher of fair value less costs to sell and value in use. If the recoverable amount of an asset is estimated to be less than its carrying amount, the carrying amount of the asset is reduced to its recoverable amount and an impairment loss is recognized immediately in the profit or loss.

9

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

2.	Summary of significant accounting policies (cont’d)

(f)	Related parties

For the purpose of these financial statements, a party is considered to be related to the Company if::

(i)	A person or a close member of that person’s family is related to the Company if that person:

	-	has control or joint control over the Company;

	-	has significant influence over the Company; or

	-	is a member of the key management personnel of the Company or of a parent of the Company.

or

(ii)	An entity is related to the Company if any of the following conditions applies:

	-	the entity and the Company are members of the same group which means that each parent, subsidiary and fellow subsidiary is related to the others;

	-	one entity is an associate or joint venture of the other entity (or an associate or joint venture of a member of a group of which the other entity is a member);

	-	both entities are joint ventures of the same third party;

	-	one entity is a joint venture of a third entity and the other entity is an associate of the third entity;

	-	the entity is a post-employment benefit plan for the benefit of employees of either the Company or an entity related to the Company;

	-	the entity is controlled or jointly controlled by a person identified in (i); and

	-	a person identified in (i) has significant influence over the entity or is a member of the key management personnel of the entity (or of a parent of the entity).

10

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

2.	Summary of significant accounting policies (cont’d)

(g)	Financial instruments

(i)	Financial assets

A financial asset (unless it is a trade receivable without a significant financing component) is initially measured at fair value plus, for an item not at fair value through profit or loss, transaction costs that are directly attributable to its acquisition or issue. A trade receivable without a significant financing component is initially measured at the transaction price.

All regular way purchases and sales of financial assets are recognized on the trade date, that is, the date that the Company commits to purchase or sell the asset. Regular way purchases or sales are purchases or sales of financial assets that require delivery of assets within the period generally established by regulation or convention in the market place.

Subsequent measurement of assets that are held for collection of contractual cash flows where those cash flows represent solely payments of principal and interest are measured at amortized cost. Financial assets at amortized cost are subsequently measured using the effective interest rate method. Interest income, foreign exchange gains and losses and impairment are recognized in profit or loss. Any gain on derecognition is recognized in profit or loss.

(ii)	Impairment of financial assets

The Company recognizes loss allowance for expected credit loss (“ECL”) on trade receivables and financial assets measured at amortized cost. The Company has elected using HKFRS 9 simplified approach and has calculated ECLs based on lifetime ECLs. The Company has established a provision matrix that is based on the Company’s historical credit loss experience, adjusted for forward-looking factors specific to the debtors and the economic environment.

When determining whether the credit risk of a financial asset has increased significantly since initial recognition and when estimating ECL, the Company considers reasonable and supportable information that is relevant and available without undue cost or effort. This includes both quantitative and qualitative information analysis, based on the Company’s historical experience and informed credit assessment and including forward-looking information. The Company considers a financial asset to be credit-impaired when the borrower is unlikely to pay its credit obligations to the Company in full, without recourse by the Company to actions such as realizing security (if any is held).

11

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

2.	Summary of significant accounting policies (cont’d)

(g)	Financial instruments (cont’d)

(iii)	Financial liabilities

The Company classifies its financial liabilities, depending on the purpose for which the liabilities were incurred. Financial liabilities at amortized costs are initially measured at fair value, net of directly attributable costs incurred.

Trade and other payables are initially measured at fair value and, after initial recognition, at amortized cost, except for payables with no stated interest rate and the effect of discounting being immaterial, which are measured at their original invoice amount.

(iv)	Effective interest method

The effective interest method is a method of calculating the amortized cost of a financial asset or financial liability and of allocating interest income or interest expense over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash receipts or payment through the excepted life of the financial asset or liability, or where appropriate, a shorter period.

(v)	Derecognition

The Company derecognized a financial asset when the contractual rights to the future cash flows in relation to the financial asset expire or when the financial asset has been transferred and the transfer meets the criteria for derecognition in accordance with HKFRS 9.

Financial liabilities are derecognized when the obligation specified in relevant contract is discharged, cancelled or expires.

(vi)	Cash and cash equivalents

Cash and cash equivalents comprise cash on hand, demand deposits and other short-term highly liquid investments that are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in value.

(h)	Foreign currencies

Items included in the financial statements are measured in Hong Kong dollars as the Company operates in Hong Kong. However, United States dollars is regarded as the Company’s functional currency and is therefore exposed to foreign exchange risk with respect to both Hong Kong and United States dollars.

12

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

2.	Summary of significant accounting policies (cont’d)

(h)	Foreign currencies (cont’d)

Foreign currency transactions are translated into Hong Kong dollars using the exchange rates prevailing at the dates of transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year end exchange rates of monetary assets and liabilities determined in foreign currencies are recognized in the profit or loss.

(i)	Taxation

Income tax expense represents the sum of the tax currently payable and deferred tax.

The tax currently payable is based on taxable profit for the year.  Taxable profit differs from net profit as reported in the statement of profit or loss and other comprehensive income because it excludes items of income and expense that are taxable or deductible in other years and it further excludes items in the profit or loss that are never taxable and deductible.

Deferred tax is the tax expected to be payable or recoverable on differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred tax liabilities are generally recognized for all taxable temporary differences, and deferred tax assets are recognized to the extent that it is probable that taxable profit will be available against which deductible temporary differences can be utilized.  Such assets and liabilities are not recognized if the temporary difference arises from the initial recognition of assets and liabilities in a transaction that affects neither the tax profit nor the accounting profit.

Deferred tax is calculated at the tax rates that are expected to apply in the period when the liability is settled or the asset realized. Deferred tax is charged or credited to the profit or loss, except when it relates to items charged or credited directly to equity, in which case the deferred tax is also dealt with in equity.

(j)	Retirement benefit costs

The contributions payable to the retirement benefit scheme are charged as expenses when employees have rendered services entitling them to the contributions.

(k)	Operating leases

Rental expenses applicable to operating leases, under which substantially all the rewards and risks of ownership of assets remain with the lessors, are charged to the profit or loss on a straight line basis over the lease term.

13

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

2.	Summary of significant accounting policies (cont’d)

(l)	Revenue recognition

The Company recognizes revenue from contracts with customers when the Company satisfies a performance obligation by transferring a promised good or service to a customer. An asset is transferred when the customer obtains control of that asset. When a performance obligation is satisfied, the Company recognizes as revenue the amount of the transaction price that is allocated to that performance obligation. Further details of the Company’s revenue and other income recognition policies are as follows:

(i)	Sales of goods

Revenue from the sales of good is recognized when the customer takes possession of and accepts the products. If the products are a partial fulfilment of a contract covering other goods and/or services, then the amount of revenue recognized is an appropriate proportion of the total transaction price under the contract, allocated between all the goods and services promised under the contract on a relative stand-alone selling price basis.

(ii)	Handling service fee

Handling service fee is recognized when the service was rendered.

(iii)	Interest income

Interest income is recognized on time basis.

3.	Adoption of new and revised HKFRSs

The Company has adopted the following relevant revised HKFRSs for the first time for the current year financial statements:

HKFRS 9	Financial Instruments
HKFRS 15	Revenue from Contracts with Customers
HK(IFRIC) 22	Foreign Currency Transactions and
Advance Consideration

The effect of the application of these HKFRSs are summarized below.

14

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

3.	Adoption of new and revised HKFRSs (cont’d)

(a)	HKFRS 9 “Financial Instruments”

From 2018, HKFRS 9 replaces HKAS 39 “Financial Instruments : Recognition and Measurement”. For impairment losses on trade and other receivables, HKFRS 9 introduces a new “expected credit loss” model that replaces the “incurred loss” impairment model in HKAS 39, with the result that a loss event will no longer need to occur before an impairment allowance is recognized. Under the new “expected credit loss” model, it is no longer necessary for a credit event to have occurred before credit losses are recognized. Instead, the Company always accounts for expected credit losses, and changes in those expected credit losses. The amount of expected credit losses is updated at each reporting date to reflect changes in credit risk since initial recognition and, consequently, more timely information is provided about expected credit losses.

The adoption of HKFRS 9 has resulted in changes in accounting policies. The Company has applied HKFRS 9 retrospectively and taken the transitional provisions in HKFRS 9 not to restate comparative information with respect to classification and measurement (including impairment) requirements. The adoption of HKFRS 9 does not have any material effects on the Company’s financial performance and positions.

(b)	HKFRS 15 “Revenue from Contracts with Customers”

Before 2018, the Company applied HKAS 18 “Revenue” and its revenue was measured at the fair value of the consideration received or receivable taking into account the amount of any trade discounts and volume rebates allowed by the Company and, provided that it was probable that the economic benefits associated with the revenue transaction would flow to the Company and the revenue and the costs, if any, in respect of the transaction could be measured reliably, revenue was recognized when the Company had delivered the goods to the customers and the customers had accepted the goods together with the risks and rewards of ownership of the goods.

From 2018, after the adoption of HKFRS 15, which replaces HKAS 18, the Company recognizes revenue from contracts with customers when the Company satisfies a performance obligation by transferring a promised good or service to a customer. An asset is transferred when the customer obtains control of that asset. When a performance obligation is satisfied, the Company recognizes as revenue the amount of the transaction price that is allocated to that performance obligation.

15

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

3.	Adoption of new and revised HKFRSs (cont’d)

(b)	HKFRS 15 “Revenue from Contracts with Customers” (cont’d)

The adoption of HKFRS 15 has resulted in changes in accounting policies. The Company has applied HKFRS 15 retrospectively with the cumulative effect of initially applying HKFRS 15 recognized at the date of initial application and taken the transitional provisions in HKFRS 15 not to restate comparative information. The adoption of HKFRS 15 does not have any material effects on the Company’s financial performance and positions.

(c)	HK(IFRIC) 22 “Foreign Currency Transactions and Advance Consideration”

HK(IFRIC) 22 addresses how to determine the date of the transaction for the purpose of determining the exchange rate to use on initial recognition of the related asset, expense or income (or part of it) on the derecognition of a non-monetary asset or non-monetary liability arising from the payment or receipt of advance consideration in a foreign currency. HK(IFRIC) 22 concludes that the date of the transaction is the date on which an entity initially recognizes the non-monetary asset or non-monetary liability arising from the payment or receipt of advance consideration. If there are multiple payments or receipts in advance, the Company should determine a date of the transaction for each payment or receipt of advance consideration. The adoption of HK(IFRIC) 22 does not have any material effects on the Company’s financial performance and positions.

4.	Critical accounting estimates and judgments

Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

The Company makes estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal the related actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are discussed below.

(a)	Net realizable value of stocks

Net realizable value of stocks is the estimated selling price in the ordinary course of business, less estimated costs of completion and selling expenses. These estimates are based on the current market condition and the historical experience of selling products of similar nature. Management will reassess the estimations at each account closing date.

16

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

4.	Critical accounting estimates and judgments (cont’d)

(b)	Impairment and useful lives of plant and equipment

The Company follows the guidance of HKAS 36 “Impairment of Assets” to determine when plant and equipment is impaired. This determination requires significant judgment. In making this judgment, the Company evaluates, internal and external source information, including but not limited to whether:

(i)	during the period, an asset’s market value has declined significantly more than would be expected as a result of the passage of time or normal use;

(ii)	significant changes with an adverse effect on the entity have taken place during the period, or will take place in the near future, in the technological, market, economic or legal environment in which the entity operates or in the market to which an asset is dedicated;

(iii)	evidence is available of obsolescence or physical damage of an asset; and

(iv)	evidence is available from internal reporting which indicates that the economic performance of an asset is, or will be, worse than expected.

Management estimates useful lives of plant and equipment by reference to the Company’s assets management policy, the industry practice, and technical or commercial obsolescence arising from changes or improvements in the market. The depreciation expense will be significantly affected by the useful lives of plant and equipment as estimated by management.

5.	Revenue

	2018	2017

	$	$

Revenue comprises:
Net invoiced value of goods sold	65,314,111	72,989,687
Handling service fee	2,068,397	-

	67,382,508	72,989,687
	========	========

17

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

6.	Other revenue

	2018	2017

	$	$

Exchange gain	162,789	26,453
Interest income	6,058	46
Sundry income	-	1,160

	168,847	27,659
	======	=====

7.	Profit before taxation

	2018	2017

	$	$

Profit before taxation has been arrived at after charging:
Auditors’ remuneration
- audit services	104,000	100,000
- other services	39,900	60,880
Amortization of intangible asset	36,547	36,547
Cost of inventories (Note 12)	43,930,756	50,565,686
Depreciation	263,744	332,180
Directors’ remuneration
Fee	-	-
Other emoluments	-	-
Impairment loss on plant and equipment	32,844	39,834
Operating lease rentals in respect of land and buildings	615,208	676,029
Staff costs	2,258,384	2,302,600
	=======	========

and after crediting:
Exchange gain	162,789	26,453
	=======	========

The Company operates defined contribution retirement benefit scheme (“the scheme”) for all staff in Hong Kong. The assets of the scheme are held under funds managed by independent trustee. The Company’s contribution to the scheme (included in staff costs) amounted to $89,850 (2017 - $89,850).

18

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

8.	Income tax expenses

	2018	2017

	$	$

The charge / (credit) to the statement of profit or loss comprises:
Current tax expense
Hong Kong profits tax	931,746	2,095,299
Deferred tax (Note 18)	(17,999)	(24,496)

	913,747	2,070,803
	======	=======

Following the implementation of the two-tiered profits tax rate on 1st January 2018, Hong Kong profits tax for the year has been provided at the reduced tax rate of 8.25% for the first $2 million assessable profit. In respect of the remaining balance of assessable profit in excess of $2 million, additional provision for profits tax will be calculated at the standard tax rate of 16.5% (2017 - 16.5%).

The income tax expenses can be reconciled to the profit in the statement of profit or loss as follows:

	2018	2017

	$	$

Profit before taxation	6,209,351	12,524,639
	=======	========

Tax effect on profit charged at reduced tax rate of
8.25% (2017 - Not applicable)	165,000	-
Tax expenses at the domestic income tax rate of
16.5% (2017 -16.5%)	694,542	2,066,565
Tax effect of revenue that are exempted from tax	(14,574)	(8)
Tax effect of expenses that are not deductible in
determining taxable profits	38,154	-
Tax effect of excess of depreciation over
depreciation allowances	48,624	58,742
Tax effect due to accelerated depreciation allowance	(17,999)	(24,496)
Tax remission	-	(30,000)

Income tax expenses	913,747	2,070,803
	=======	========

9.	Dividend paid

	2018	2017

	$	$

Interim dividend
- per share	-	4,674,737
	======	=======
- total amount paid	-	9,349,474
	======	=======

19

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

10.	Plant and equipment

	Furniture	Leasehold
	and fixtures	improvements	Moulds	Total

	$	$	$	$

Year ended 31st December 2017

Costs
At 1/1/2017 and 31/12/2017	207,819	95,000	35,329,069	35,631,888

Aggregate depreciation and
impairment
At 1/1/2017	141,404	19,000	34,316,746	34,477,150
Charge for the year	13,283	15,200	303,697	332,180
Impairment for the year	-	-	39,834	39,834

At 31/12/2017	154,687	34,200	34,660,277	34,849,164

Net book value
At 31/12/2017	53,132	60,800	668,792	782,724
	======	======	========	========

Year ended 31st December 2018

Costs
At 1/1/2018	207,819	95,000	35,329,069	35,631,888
Additions	-	-	134,400	134,400

At 31/12/2018	207,819	95,000	35,463,469	35,766,288

Aggregate depreciation and
impairment
At 1/1/2018	154,687	34,200	34,660,277	34,849,164
Charge for the year	10,627	12,160	240,957	263,744
Impairment for the year	-	-	32,844	32,844

At 31/12/2018	165,314	46,360	34,934,078	35,145,752

Net book value
At 31/12/2018	42,505	48,640	529,391	620,536
	======	======	========	========

20

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

11.	Intangible asset

	2018	2017

	$	$

Computer software
Cost
At 1st January and 31st December	182,732	182,732

Aggregate amortization
At 1st January	146,185	109,638
Charge for the year	36,547	36,547

At 31st December	182,732	146,185

Net book value
At 31st December	-	36,547
	======	======

12.	Stocks

	2018	2017

	$	$

Raw materials and parts	236,580	236,288
Trading merchandise	-	37,159
Goods in transit	376,428	744,245

	613,008	1,017,692
	======	=======

The amount of stocks recognized as an expense
during the year are as follows:
Carrying amount of stocks sold	43,930,756	50,565,686
Obsolete stocks written off in profit or loss	37,159	-

	43,967,915	50,565,686
	========	========

13.	Accounts receivable, deposits and prepayment

	2018	2017

	$	$

Trade receivables
- Fellow subsidiary	13,699,133	-
- Third parties	5,347,175	4,912,570
Impairment allowance for trade receivables	(91,386)	(91,386)

	18,954,922	4,821,184
Bills receivable	103,354	644,278
Other receivables	26,231	26,231
Deposits and prepayment	311,921	287,944

	19,396,428	5,779,637
	========	=======

21

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

13.	Accounts receivable, deposits and prepayment (cont’d)

Trade receivables and bills receivable are arising from the Company’s ordinary course of business. The expected audit losses at 31st December 2018 was $91,386 (2017 - $91,386) of which impairment allowance was fully accounted for. The directors consider their carrying amount approximates their fair value.

14.	Amount due from related parties

	Note	2018	2017

		$	$

Amount due from holding company	(a)	-	144,007
Amount due from ex-holding company	(b)	7,786,666	6,933,535

	(c)	7,786,666	7,077,542
		=======	=======

Notes

(a)	The loan is interest free, unsecured and has no fixed terms of repayment.

(b)	Details of loan required to be disclosed pursuant to Companies (Disclosure of Information about Benefits of Directors) Regulation Chapter 622G are as follows:

Maximum
amount
Name of	Connected	Position	Balance at	Balance at	outstanding
borrower	person	held	1/1/2018	31/12/2018	during the year

			$	$	$

SRM	Christopher	Director	6,933,535	7,786,666	8,249,834
Entertainment	Bruce
Group LLC	Ferguson

The above loan is interest free, unsecured and has no fixed terms of repayment.

(c)	The directors consider the carrying amount approximates its fair value.

15.	Cash and bank balances

Cash and bank balances comprise cash held by the Company and short-term bank deposits with an original maturity of three months or less. The directors consider their carrying amount approximates their fair value.

22

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

16.	Accounts payable and accruals

 Accounts payable and accruals principally comprise amounts outstanding for trade purchases and ongoing costs. The directors consider their carrying amount approximates their fair value.

17.	Amount due to holding company

Amount due to holding company is interest free, unsecured and has no fixed terms of repayment. The directors consider their carrying amount approximates their fair value.

18.	Deferred tax liabilities

The followings are the deferred tax liabilities balance recognized and movement thereon during the year:

	2018	2017

	$	$

At 1st January	(20,646)	(45,142)
Deferred tax expense recognized in profit or loss (Note 8)	17,999	24,496

At 31st December	(2,647)	(20,646)
	=====	======

Deferred tax liabilities represent the tax effect of temporary difference due to accelerated depreciation allowances.

19.	Share capital

	2018	2017

	$	$

Issued and fully paid
2 shares issued	3,336,002	3,336,002
	=======	=======

23

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

20.	Related party transactions

In addition to the transactions and balances disclosed elsewhere in the financial statements, the Company had the following material related party transactions during the year:

	2018	2017

	$	$

Handling service fee received from the Company’s
fellow subsidiary, Cloud B Inc.	2,068,397
Management fee paid to Edison Nation Inc.	8,846,931	-
	=======	======

The above transactions were determined on the basis as agreed between the parties involved.

21.	Commitments

As at the accounts closing date, the Company had commitments not provided for in these financial statements as follows:

	2018	2017

	$	$
(a) Total future minimum lease payments under non- cancelable operating leases in respect of land and buildings for the periods
- within one year	593,280	357,244
- in the second to fifth years inclusive	357,244	-

	950,524	357,244
	======	======

(b) Capital commitment for the purchase of plant and equipment contracted for but not provided for	-	42,750
	======	======

22.	Capital management

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to provide returns for equity holder and to maintain an optimal capital structure to reduce the cost of capital.

In order to maintain or adjust the ratio, the Company may adjust the amount of dividends paid to equity holders, issue new shares, return capital to equity holders, raise new debt financing or sell assets to reduce debt.

The principal forms of capital are share capital and reserves as included in the statement of financial position.

24

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

23.	Financial risk management objectives and policies

Details of the financial assets and financial liabilities of the Company are as follows:

	2018	2017

	$	$
Financial assets
Loans and receivables
Trade and other receivables	18,981,153	4,847,415
Bills receivable	103,354	644,278
Amount due from related parties	7,786,666	7,077,542
Cash and bank balances	4,519,252	2,635,389

Total financial assets	31,390,425	15,204,624

Financial liabilities
Financial liabilities at amortized costs
Accounts payable and accruals	(7,460,173)	(8,611,031)
Amount due to holding company	(12,547,866)	-
Provision for taxation	(654,385)	(1,722,639)

Total financial liabilities	(20,662,424)	(10,333,670)

Net financial assets	10,728,001	4,870,954
	========	========

The Company’s activities expose it to a variety of risks: market risk (including foreign exchange risk and interest rate risk), liquidity risk and credit risk. The Company’s overall risk management programme focuses on the unpredictability of financial markets and seeks to minimize potential adverse effect on the Company’s performance.

(a)	Market risk

Market risk is the risk of loss arising from movements in observable market variables, such as foreign exchange rates and interest rates.

(i)	Foreign exchange risk

Foreign exchange risk is the risk that the value of an asset or liability denominated in foreign currency will fluctuate because of changes in foreign exchange rates. The Company is exposed to foreign exchange risk as the Company has financial assets and financial liabilities denominated in foreign currencies. In order to reduce the foreign exchange risk, the management reviews and monitors the exchange rate movements and takes appropriate measures when it is required.

25

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

23.	Financial risk management objectives and policies (cont’d)

(a)	Market risk (cont’d)

(i)	Foreign exchange risk (cont’d)

Details of significant financial assets and financial liabilities of the Company that are denominated in foreign currencies and the total net open position of foreign exchange risk as at 31st December in Hong Kong dollars equivalents were as follows:

	Foreign
Summary quantitative data	currencies	2018	2017

		$	$

Financial assets / (liabilities)
Trade and other receivables	GBP	258,248	431,599
	USD	18,788,060	4,480,970
Bills receivable	USD	103,354	644,279
Amount due from holding company	USD	-	144,007
Amount due from ex-holding company	USD	7,786,666	6,933,535
Bank balances	USD	4,093,752	2,159,017
Accounts payable and accruals	USD	(6,530,767)	(7,604,632)
	RMB	(56,503)	(163,512)
Amount due to holding company	USD	(12,547,866)	-

		11,894,944	7,025,263
		========	=======

Total net open position	USD	11,693,199	6,757,176
	GBP	258,248	431,599
	RMB	(56,503)	(163,512)

		11,894,944	7,025,263
		========	=======

As Hong Kong dollars are pegged with United States dollars and the financial assets denominated in Reminbi is immaterial, the management considers that the foreign exchange risk on United States dollars and Reminbi are insignificant.

The following table indicates the approximate change in the Company’s profit after tax and retained profits in response to reasonably possible changes in the foreign exchange rates to which the Company has significant exposure at the accounts closing date.

26

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

23.	Financial risk management objectives and policies (cont’d)

(a)	Market risk (cont’d)

(i)	Foreign exchange risk (cont’d)

	2018		2017

	Increase /	Effect on	Increase /	Effect on
	(decrease)	profit after	(decrease)	profit after
	in foreign	tax and	in foreign	tax and
	exchange	retained	exchange	retained
	rate	profits	rate	profits

		$		$

GBP	5%	10,782	5%	18,019
	(5%)	(10,782)	(5%)	(18,019)
	===	=====	===	=====

The sensitivity analysis above has been determined assuming that the change in foreign exchange rates has occurred at the accounts closing date and had been applied to the Company’s exposure to foreign exchange risk for financial instruments in existence at that date, and that all other variables, in particular interest rates, remain constant. The stated changes represent management’s assessment of reasonably possible changes in foreign exchange rates over the period until the next annual accounts closing date.

(ii)	Interest rate risk

Interest rate risk is the risk that the fair value of the Company’s financial instruments will fluctuate because of change in market interest rates.

The Company is exposed to cash flow interest rate risk mainly through the change in interest rates relates to the Company’s interest bearing bank deposits. The Company receives interest income principally from interest bearing bank deposits with aggregate amount of $4,184,728 as at 31st December 2018 (2017 - $2,326,699). At 31st December 2018, with all other variables held constant, if the interest rate on bank deposits had increased / decreased by 50 basis points (2017 - 50 basis points), the corresponding increase / decrease in interest income would have resulted in a decrease / increase in the Company’s profit after taxation by $20,924 (2017 - $11,633).

27

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

23.	Financial risk management objectives and policies (cont’d)

(b)	Liquidity risk

Liquidity risk is the risk that funds will not be available to meet liabilities as they fall due, and it results from amount and maturity mismatches of assets and liabilities.

The Company’s main risk is liquidity risk. The Company follows a policy of prudence in managing their cash and bank balances and maintain adequate level of liquidity.

The financial liabilities of the Company included in current liabilities are due for repayment within one year after the statement of financial position.

(c)	Credit risk

The Company is exposed to credit risk, which is the risk that a counterparty will be unable to pay amounts in full when due. The management reviews the recoverable amount of each individual financial asset at each accounts closing date to ensure that adequate impairment losses are made for irrecoverable amounts.

The Company’s trading terms with its customers are mainly on credit. The credit period is generally 30 - 60 days. Each customer has a maximum credit limit. The Company seeks to maintain strict control over its outstanding receivables and has a credit control department to minimize credit risk. Overdue balances are reviewed regularly by senior management.

As at the accounts closing date, the aging analysis of trade receivables that were past due but not impaired is as follows:

	2018	2017

	$	$

within one year	1,801,885	1,306,997
over one year	-	-

	1,801,885	1,306,997
	=======	=======

Trade receivables that were past due but not impaired related to customers that have good payment record.

28

S.R.M. ENTERTAINMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in Hong Kong Dollars)

24.	New and revised HKFRSs issued but not yet effective for the year

The directors are of the opinion that all new and revised HKFRSs that have been issued but are not yet effective for the year will not have a significant impact on the financial statements in the year of initial application with the exception of HKFRS 16 “Leases”.

HKFRS 16 introduces significant changes on lessee accounting including the requirements of a lessee to recognized right-of-use assets and lease liabilities for the rights and obligations created by all leases with a term of more than 12 months, unless the underlying asset is of low value. Both the asset and liability are initially measured on a present value basis. Right-of-use assets are recognized under property, plant and equipment and are measured at cost less any accumulated depreciation and impairment losses and adjusted for any remeasurement of the lease liabilities.

The Company previously charged the operating leases payments to the statements of profit or loss and other comprehensive income on a straight-line basis over the lease term. With the adoption of HKFRS 16, all leases with a term or a remaining term of more than 12 months, unless the underlying asset is of low value, are recognized as right-of-use assets and lease liabilities. The Company estimates that its adoption of HKFRS 16 may recognized right-of-use assets and the corresponding lease liabilities of approximately $357,244. The adoption has no impact on the Company’s net assets.

25.	Comparative figures

 Certain comparative figures have been restated to conform with current year’s presentation.

26.	Approval of financial statements

The financial statements were approved by the board of directors and authorized for issue on 26th April 2019.

29